Exhibit 99.1

ICON Leasing Fund Eleven, LLC

Portfolio Overview

Third Quarter 2014

Table of Contents

Introduction to Portfolio Overview	1

Disposition During the Quarter	1

Portfolio Overview	1

Revolving Line of Credit	2

Performance Analysis	2

Transactions with Related Parties	2

Financial Statements	4

Forward Looking Statements	8

Additional Information	8

ICON Leasing Fund Eleven, LLC

As of January 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON Leasing Fund Eleven, LLC’s (the “Fund”) Portfolio Overview for the quarter ended September 30, 2014. References to “we,” “us,” and “our” are references to the Fund, and references to the “Manager” are references to the manager of the Fund, ICON Capital, LLC.

The Fund raised $365,198,690 commencing with its initial offering on April 21, 2005 through the closing of the offering on April 21, 2007. On May 1, 2014, we commenced our liquidation period, which we expect to continue for approximately one year, during which time the loans and leases we own will mature or be sold in the ordinary course of business. Our liquidation period may continue for more than one year if the sale of our remaining assets is not in the best interests of our members due to, among other things, current market conditions.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended September 30, 2014:

SAExploration, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Disposition Date:	7/2/2014
The Fund's Investment:	$5,400,000
Total Proceeds Received:	$7,252,000

Portfolio Overview

As of Sepotember 30, 2014, our portfolio consisted of the following investments:

Heuliez SA
Structure:	Lease	Collateral:	Auto parts manufacturing equipment.
Expiration Date:	12/31/2014

ZIM Integrated Shipping Services, Ltd.
Structure: Maturity Date:	Loan 9/30/2014	Collateral:	The original collateral, consisting of four containership vessels, was sold during the period of November 2010 through March 2011.

ICON Leasing Fund Eleven, LLC

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	9/30/2015

*In Q4 the Fund and ZIM reached a tentative agreement to a settle all outstanding disputes and release one another from all current and future claims related to the seller’s credits and notes receivable. A mutual release letter was signed by the Fund and ZIM on January 19, 2015.

Revolving Line of Credit

The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $5,000,000 (the “Facility”), which was secured by all of the Fund’s assets not subject to a first priority lien. On January 8, 2014, the Facility with CB&T was terminated.  There were no obligations outstanding as of the date of the termination.

Performance Analysis

Capital Invested as of September 30, 2014	$462,506,880
Leverage Ratio	0.2:1*
% of Receivables Collected for the Quarter Ended September 30, 2014	37.46%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**   Collections as of January 31, 2015. The uncollected receivables relate to our investment with ZIM Integrated Shipping Services, Ltd.

Transactions with Related Parties

We entered into certain agreements with our Manager and with ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to those parties. Our Manager was entitled to receive an organizational and offering expense allowance of 3.5% on capital raised up to $50,000,000, 2.5% of capital raised between $50,000,001 and $100,000,000 and 1.5% of capital raised over $100,000,000.  ICON Securities was entitled to receive a 2% underwriting fee from the gross proceeds from sales of shares to additional members.

ICON Leasing Fund Eleven, LLC

Transactions with Related Parties (continued)

In accordance with the terms of our amended and restated limited liability company agreement, we pay or paid our Manager (i) management fees ranging from 1% to 7% based on the type of transaction, and (ii) acquisition fees, through the end of the operating period, of 3% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the capital assets secured by or subject to, our investments.  For a more detailed analysis of the fees payable to our Manager, please see the Fund’s prospectus. In addition, our Manager may be reimbursed for administrative expenses incurred in connection with our operations.

Our Manager performs certain services relating to the management of our equipment leasing and other financing activities.  Such services include, but are not limited to, the collection of lease payments from the lessees of the equipment or loan payments from borrowers, re-leasing services in connection with equipment which is off-lease, inspections of the equipment, liaising with and general supervision of lessees and borrowers to ensure that the equipment is being properly operated and maintained, monitoring performance by the lessees and borrowers of their obligations under the leases and loans, and the payment of operating expenses. Administrative expense reimbursements are costs incurred by our Manager or its affiliates that are necessary to our operations.

Our Manager also has a 1% interest in our profits, losses, distributions and liquidation proceeds.  We paid distributions to our Manager of $0 and $151,523 for the three and nine months ended September 30, 2014.  We did not pay any distributions to our Manager for the three and nine months ended September 30, 2013.  Additionally, our Manager’s interest in the net (loss) income attributable to us was $(3,097) and $4,526 for the three and nine months ended September 30, 2014, respectively. Our Manager’s interest in the net loss attributable to us was $16,095 and $11,589 for the three and nine months ended September 30, 2013, respectively.

Our Manager has waived the following fees in relation to services provided during the three and nine months ended September 30, 2014 and 2013:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2014	2013	2014	2013
ICON Capital, LLC	Manager	Management fees	$194,820	$139,813	$497,434	$921,700
ICON Capital, LLC	Manager	Administrative expense reimbursements	142,719	110,432	416,702	435,514
ICON Capital, LLC	Manager	Acquisition fees	-	363,020	-	1,350,448
			$337,539	$613,265	$914,136	$2,707,662

At September 30, 2014, we had a receivable due from our Manager and its affiliates of $26,339, relating to legal expense reimbursements in connection with Global Crossing Telecommunications, Inc. At December 31, 2013, we had no related party receivable or payable.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

	September 30,	December 31,
	2014	2013
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$19,454,446	$16,626,672
Current portion of net investment in notes receivable	5,350,503	7,340,974
Assets held for sale	88,738	1,551,590
Income tax receivable	-	1,525,563
Due from Manager and affiliates	26,339	-
Other current assets	-	36,231
Total current assets	24,920,026	27,081,030
Non-current assets:
Net investment in notes receivable, less current portion	-	8,009,255
Leased equipment at cost (less accumulated depreciation of
of $6,601,270 and $2,091,462, respectively)	8,813,025	15,325,821
Investment in joint ventures	13,294,288	12,162,693
Other non-current assets	-	86,215
Total non-current assets	22,107,313	35,583,984
Total assets	$47,027,339	$62,665,014

Liabilities and Equity
Current liabilities:
Accrued expenses and other liabilities	6,297,161	5,540,855
Total liabilities	6,297,161	5,540,855

Commitments and contingencies

Equity:
Members’ equity:
Additional members	40,492,476	55,045,259
Manager	(2,818,948)	(2,671,951)
Accumulated other comprehensive income	178,410	279,991
Total members' equity	37,851,938	52,653,299
Noncontrolling interests	2,878,240	4,470,860
Total equity	40,730,178	57,124,159
Total liabilities and equity	$47,027,339	$62,665,014

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Comprehensive (Loss) Income (unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
Revenue and other income:
Finance income	$642,472	$809,322	$1,591,778	$2,965,288
Rental income	1,906,537	1,253,515	6,060,007	2,739,977
Income from investment in joint ventures	399,024	367,608	1,209,396	548,690
Loss on sale of leased equipment	(425,092)	-	(350,283)	-
Total revenue and other income	2,522,941	2,430,445	8,510,898	6,253,955
Expenses:
General and administrative	251,160	213,923	1,663,819	1,827,068
Depreciation	1,567,584	804,020	4,939,010	1,600,564
Impairment loss	28,407	-	302,335	-
Credit loss reserve	-	2,323,655	-	2,323,655
Loss on litigation	823,059	-	823,059	-
Interest	8,071	24,681	26,864	218,637
Remarketing expense	-	913,891	-	913,891
Loss (gain) on derivative financial instruments	57,501	5,788	61,756	(15,071)
Loss on disposition of assets of foreign investment	-	-	-	610,732
Total expenses	2,735,782	4,285,958	7,816,843	7,479,476
(Loss) income before income taxes	(212,841)	(1,855,513)	694,055	(1,225,521)
Income tax benefit	-	-	-	109,616
Net (loss) income	(212,841)	(1,855,513)	694,055	(1,115,905)
Less: net income (loss) attributable to noncontrolling interests	96,884	(245,929)	241,502	43,132
Net (loss) income attributable to Fund Eleven	(309,725)	(1,609,584)	452,553	(1,159,037)

Other comprehensive (loss) income:
Currency translation adjustments during the period	(89,122)	147,805	(101,581)	68,601
Currency translation adjustments reclassified to net loss	-	-	-	610,732
Total other comprehensive (loss) income	(89,122)	147,805	(101,581)	679,333
Comprehensive (loss) income	(301,963)	(1,707,708)	592,474	(436,572)
Less: comprehensive (loss) income attributable to noncontrolling interests	96,884	(245,929)	241,502	43,132
Comprehensive (loss) income attributable to Fund Eleven	$(398,847)	$(1,461,779)	$350,972	$(479,704)

Net (loss) income attributable to Fund Eleven allocable to:
Additional members	$(306,628)	$(1,593,489)	$448,027	$(1,147,448)
Manager	(3,097)	(16,095)	4,526	(11,589)
	$(309,725)	$(1,609,584)	$452,553	$(1,159,037)
Weighted average number of additional shares of
limited liability company interests outstanding	362,656	362,656	362,656	362,656
Net (loss) income attributable to Fund Eleven per weighted average
additional share of limited liability company interests outstanding	$(0.85)	$(4.39)	$1.24	$(3.16)

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Members' Equity
	Additional Shares of Limited Liability Company Interests	Additional Members	Manager	Accumulated Other Income Comprehensive	Total Members' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2013	362,656	$55,045,259	$(2,671,951)	$279,991	$52,653,299	$4,470,860	$57,124,159

Net income	-	500,521	5,056	-	505,577	97,092	602,669
Currency translation adjustments	-	-	-	(1,831)	(1,831)	-	(1,831)
Distributions	-	-	-	-	-	(628,827)	(628,827)
Balance, March 31, 2014 (unaudited)	362,656	55,545,780	(2,666,895)	278,160	53,157,045	3,939,125	57,096,170

Net income	-	254,134	2,567	-	256,701	47,526	304,227
Currency translation adjustments	-	-	-	(10,628)	(10,628)	-	(10,628)
Distributions	-	(15,000,810)	(151,523)	-	(15,152,333)	(576,138)	(15,728,471)
Balance, June 30, 2014 (unaudited)	362,656	40,799,104	(2,815,851)	267,532	38,250,785	3,410,513	41,661,298
Net income	-	(306,628)	(3,097)	-	(309,725)	96,884	(212,841)
Currency translation adjustments	-	-	-	(89,122)	(89,122)	-	(89,122)
Distributions	-	-	-	-	-	(629,157)	(629,157)
Balance, September 30, 2014 (unaudited)	362,656	$40,492,476	$(2,818,948)	$178,410	$37,851,938	$2,878,240	$40,730,178

ICON Leasing Fund Eleven, LLC
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net income (loss)	$694,055	$(1,115,905)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income	(236,164)	(344,633)
Loss on litigation	823,059	-
Income from investment in joint ventures	(1,209,396)	(548,690)
Loss on sale of leased equipment	350,283	-
Depreciation	4,939,010	1,600,564
Impairment loss	302,335	-
Credit loss reserve	-	2,323,655
Remarketing expense	-	913,891
Loss (gain) on derivative financial instruments	61,756	(15,071)
Deferred tax benefit	-	1,415,947
Interest expense, other	25,462	(102,632)
Loss on disposition of assets of foreign investment	-	610,732
Changes in operating assets and liabilities:
Collection of finance leases	-	930,070
Other assets	60,690	53,663
Accrued expenses and other liabilities	(64,820)	186,484
Due from Manager and affiliates	(26,339)	(11,801)
Distributions from joint venture	93,697	-
Income tax receivable	1,525,563	(1,525,563)
Net cash provided by operating activities	7,339,191	4,370,711
Cash flows from investing activities:
Investment in note receivable	-	(3,201,000)
Purchase of equipment	-	(17,085,838)
Principal received on notes receivable	10,235,890	4,386,746
Proceeds from sales of leased equipment	2,391,524	5,094,877
Principal received on mortgage note receivable	-	16,970,813
Investment in joint venture	(15,896)	(11,101,155)
Distributions from joint venture in excess of profits	-	1,508
Net cash provided by (used in) investing activities	12,611,518	(4,934,049)
Cash flows from financing activities:
Distributions to members	(15,152,333)	-
Investment by noncontrolling interests	-	4,978,027
Distributions to noncontrolling interests	(1,834,122)	(1,136,545)
Net cash (used in) provided by financing activities	(16,986,455)	3,841,482
Effects of exchange rates on cash and cash equivalents	(136,480)	6,347
Net increase in cash and cash equivalents	2,827,774	3,284,491
Cash and cash equivalents, beginning of period	16,626,672	6,963,672
Cash and cash equivalents, end of period	$19,454,446	$10,248,163

Supplemental disclosure of cash flow information:
Equipment purchased with remarketing liability	$-	$181,890
Acquisition fee paid by noncontrolling interest	$-	149,555

ICON Leasing Fund Eleven, LLC

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information
“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.